UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019

VITALITY BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Avenue of the Stars, 2nd Floor Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer and Director

Effective May 8, 2019, the Board of Directors (the “Board”) of Vitality Biopharma, Inc. (the “Company”) accepted Mr. Robert Brooke’s resignation as the Company’s Chief Executive Officer and as a director. The size of the Board will remain at six (6) directors. The vacancy on the Board created by Mr. Brooke’s resignation shall remain vacant until the Board identifies an appropriate candidate.

The Company and Mr. Brooke entered into a separation agreement and release on May 8, 2019 (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Brooke agreed to release claims against the Company and is entitled to receive a severance payment equal to six-months’ salary, payable in six equal monthly installments of $18,750, and reimbursement of COBRA payments for up to 12 months. The summary of the Separation Agreement contained herein does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Separation Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Appointment of Interim Chief Executive Officer and Chief Financial Officer

Also effective May 8, 2019, the Board appointed current board member Michael Cavanaugh as the Company’s interim Chief Executive Officer and appointed Richard McKilligan, the Company’s Controller, Secretary and Counsel as the Company’s Chief Financial Officer, Secretary and Counsel.

In addition to serving as a member of the Board, Mr. Cavanaugh is currently the Chief Investment Officer of Tower 1, an investment firm focused on private and public investments in a variety of industries. Mr. Cavanaugh was Managing Director and Chief Financial Officer of Kaulig Companies, a single member family office with interests in private equity, real estate and wealth management, in 2018. From 2016 to 2018, Mr. Cavanaugh was a Managing Director of Conway MacKenzie, a national turnaround consulting firm, where he established and managed the firm’s Cleveland office and provided interim management and restructuring services to distressed and underperforming businesses. From 2006 to 2009 and 2011 to 2015, Mr. Cavanaugh was an executive with Resilience Capital Partners, a private equity firm focused on special situation control equity investments, where he served in several capacities, including Partner and member of the firm’s Investment Committee and as an officer and director of numerous portfolio companies. From 2005 to 2006, Mr. Cavanaugh was an Attorney with Kaye Scholer where he represented clients in mergers and acquisitions. From 1996 to 1999, Mr. Cavanaugh was an investment banker and special situation investor with Merrill Lynch. Mr. Cavanaugh received a B.A. from Columbia University in 1996, an M.B.A. from the University of Michigan Business School in 2003 and a J.D. from the University of Michigan Law School in 2003. Mr. Cavanaugh is an Attorney, Chartered Financial Analyst (CFA) Charterholder, Certified Public Accountant (CPA), Accredited in Business Valuation (ABV) and Certified Turnaround Professional (CTP). Mr. Cavanaugh currently serves on the board of the Cleveland Metropolitan Bar Foundation and previously served on the boards of Thermal Solutions Manufacturing from 2012 to 2015, Hynes Industries from 2014 to 2015, Aero Communications from 2012 to 2015, and North Coast Minerals from 2014 to 2015.

Richard McKilligan joined the Company in April 2012 as Controller, Counsel and Secretary. Mr. McKilligan is also a director of Bristol Investment Fund, Ltd. He served as Chief Financial Officer, General Counsel and Secretary of Research Solutions, Inc. from 2007 to 2011 and Chief Compliance Officer and Counsel to Bristol Capital Advisors, LLC from 2006 to 2008. He was an associate with Morgan, Lewis & Bockius, LLP in their New York and London offices from 2000 until January 2006 and an associate with Hunton Andrews Kurth, LLP in their New York office from 1998 to 2000. Mr. McKilligan earned his law degree from Cornell Law School, his MBA from the University of Chicago Booth School of Business and his undergraduate degree in Accountancy from the University of Illinois at Urbana-Champaign. He is a member of the State Bar of California, the New York State Bar Association and the Florida Bar.

Neither Messrs. Cavanaugh nor McKilligan have any family relationships with any current director or executive officer of the Company, and there are no transactions to which the Company is a party, or intended to be a party, in which Messrs. Cavanaugh or McKilligan has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Messrs. Cavanaugh and McKilligan were not appointed to their respective positions pursuant to any arrangement or understanding with any other person.

Amendment to 2012 Equity Incentive Plan

In addition, on May 8, 2019, the Board approved an amendment to the Company’s 2012 Stock Incentive Plan (the “Plan Amendment”) to increase the maximum number of shares issuable thereunder to 10,791,600. A copy of the Plan Amendment is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 13, 2019, the Company issued a press release announcing Mr. Brooke’s resignation and the appointments of Mr. Cavanaugh and Mr. McKilligan. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Separation agreement and Release between the Company and Mr. Robert Brooke, dated May 8, 2019.
10.2	Third Amendment to the Vitality Biopharma, Inc. 2012 Stock Incentive Plan
99.1	Press Release issued by the Company on May 13, 2019, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITALITY BIOPHARMA, INC.

Dated: May 14, 2019	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer